Exhibit 10.1(b)

INSTRUMENT AMENDING

LYONDELL CHEMICAL COMPANY

EXECUTIVE SUPPLEMENTARY SAVINGS PLAN

Lyondell Chemical Company hereby amends the Lyondell Chemical Company Executive Supplementary Savings Plan (“Plan”) by the addition of a new Termination Section at the end thereof which shall provide as follows:

Section 14. Termination

14.1 Applicability of this Termination Section: The provisions of this Termination Section 14 shall (i) override and supersede any conflicting terms and provisions of the Plan and (ii) shall be effective as of January 1, 2009 (the “Termination Date”).

14.2 Eligibility: Notwithstanding any contrary provision of this Plan, no Employee shall participate in the Plan on or after the Termination Date.

14.3 Cessation of Contributions: Notwithstanding any contrary provision of this Plan, no contributions shall be made to the Plan for periods on or after the Termination Date.

IN WITNESS WHEREOF, the undersigned, being duly authorized on behalf of the Company, has executed this Instrument on this 15th day of December, 2008.

ATTEST:		LYONDELL CHEMICAL COMPANY

BY:	/s/ Mindy G. Davidson	BY:	/s/ Gerald A. O’Brien
	Assistant Secretary		Gerald A. O’Brien
Vice President and General Counsel